UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 2, 2024

QSAM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41337	20-1602779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9442 Capital of Texas Hwy N, Plaza 1, suite 500
Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 512-343-4558

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	NA	NA

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, on February 7, 2024, QSAM Biosciences, Inc. (“QSAM” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Telix Pharmaceuticals Limited, an Australian public limited company (“Telix”), Cyclone Merger Sub I, Inc., a Delaware corporation and wholly-owned subsidiary of Telix (“Merger Sub I”), Cyclone Merger Sub II, Inc., a Delaware corporation and a direct and wholly-owned subsidiary of Telix (“Merger Sub II”) and David H. Clarke, as stockholder representative to the QSAM stockholders, pursuant to which, subject to the terms and conditions of the Merger Agreement, Telix will acquire QSAM through the merger of Merger Sub I with and into QSAM, with QSAM surviving as a direct, wholly-owned subsidiary of Telix (“First Merger”), and as part of the same overall transaction, QSAM will merge with and into Merger Sub II, at which time QSAM shall cease to exist and Merger Sub II will remain as the surviving corporation (“Second Merger”, collectively with First Merger, the “Merger”).

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Reverse Stock Split:

In connection with and as a condition to the Merger, on May 2, 2024, QSAM effected a 1-for-2,000 reverse stock split (the “Reverse Split”) of its issued and outstanding shares of Common Stock, par value $0.0001 per share (“Common Stock”). QSAM filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation (“Certificate of Amendment”) with the Secretary of State of the State of Delaware, to effectuate the Reverse Split with an effective date of May 2, 2024 (“Effective Date”). As of the Effective Date, each 2,000 shares of issued and outstanding Common Stock were automatically converted into one share of Common Stock. Each fractional share resulting from the Reverse Split was automatically exchanged for the right to receive (i) approximately $13,210.58 multiplied by the resulting fraction and (ii) one (1) CVR for each share of Common Stock that was converted into a fractional share (and not aggregated into a whole number of shares) pursuant to the Reverse Split. The Reverse Split did not alter the par value of the Common Stock or modify any voting rights or other terms of the Common Stock. The Certificate of Amendment is attached hereto as Exhibit 3.1, and incorporated herein by reference.

As a result of the Reverse Split, the Company’s outstanding shares of Common Stock will be reduced to approximately 2,127 shares.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 2, 2024	QSAM BIOSCIENCES, INC.

	By:	/s/ Christopher Nelson
Christopher Nelson, General Counsel and Executive Vice President